Exhibit 99.1

PALLADYNE AI ACCELERATES COMMERCIAL PUSH WITH APPOINTMENT OF MATT MUTA AS PRESIDENT OF COMMERCIAL BUSINESS

Palladyne AI’s Commercial Business Targets Enterprise Adoption of Poly-functional Robotics Platform following the launch of Palladyne IQ 2.0

SALT LAKE CITY – February 18, 2026 – Palladyne AI Corp. (NASDAQ: PDYN and PDYNW) (“Palladyne AI”), a U.S.-based defense and industrial technology company delivering embodied artificial intelligence software and autonomy solutions, today announced that long-time board member Matt Muta will transition from the Company’s Board of Directors to join Palladyne AI as President, Commercial and Industrial, effective March 2, 2026.

Mr. Muta’s appointment signals Palladyne AI’s increasing focus on commercial execution as the Company accelerates deployment of Palladyne IQ, its embodied AI software platform designed to enable poly-functional robots—robots capable of performing multiple tasks across dynamic, real-world industrial environments. In his new role, Mr. Muta will lead commercial business operations, including sales, partnerships, go-to-market strategy, and revenue growth initiatives.

"This appointment reflects our commitment to commercial discipline and revenue execution," said Ben Wolff, President and Chief Executive Officer of Palladyne AI. "Since joining the Company’s Board of Directors in 2021, Matt has been an invaluable source of insight into the needs of industrial businesses, and his advice has been instrumental in shaping the Company’s go-to-market strategies. His transition into an operating role provides immediate continuity and sharper execution focus as Palladyne AI seeks scaled adoption by commercial customers."

Mr. Muta brings extensive experience commercializing complex technology platforms within some of the world’s largest and most operationally demanding enterprises. He has held senior roles at Microsoft, Delta Air Lines, and UnitedHealth Group, where he worked at the intersection of advanced software platforms, large-scale operations, and revenue-generating commercial models.

Across these organizations, Mr. Muta developed deep expertise in enterprise software adoption, platform go-to-market strategy, strategic partnerships, and navigating long-cycle, high-value customer deployments in regulated and mission-critical environments. This experience directly aligns with Palladyne AI’s target customers as they seek to deploy poly-functional robotic systems powered by embodied AI, rather than single-purpose automation solutions.

“I believe Palladyne AI is at an inflection point,” said Matt Muta. "Palladyne IQ will fundamentally change how industrial operators think about automation, from single-task robots, to adaptive, poly-functional systems. My focus is translating that technological advantage into durable, repeatable revenue by building a scalable commercial engine and driving enterprise adoption."

As part of this transition, Mr. Muta is stepping down from Palladyne AI’s Board of Directors to assume his executive responsibilities. This change is expected to strengthen alignment between strategy, accountability, and execution as Palladyne AI accelerates commercialization.

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About Palladyne AI

Palladyne AI is a U.S.-based technology company developing patented embodied artificial intelligence, collaborative autonomy solutions, advanced avionics, autonomous systems,

Exhibit 99.1

advanced UAV engineering services, and precision-manufactured components for defense and industrial markets. Palladyne AI delivers secure, American-developed and operated platforms designed to meet the stringent requirements of U.S. government and public-sector customers, including data sovereignty, security, and compliance.

Palladyne AI’s embodied AI is designed to operate in complex, contested, and high-risk environments, enabling distributed tasking, human-on-the-loop decision-making, degraded-communications resilience, and multi-domain coordination. Its platform-agnostic autonomy stack combines real-time sensor fusion, adaptive AI models, and edge-native orchestration—without vendor lock-in—to support autonomous and collaborative systems across air, ground, maritime, and industrial domains where performance, resilience, and trust are paramount. For more information about Palladyne AI, including GuideTech and Palladyne Defense, please visit www.palladyneai.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the capabilities or future capabilities of Palladyne AI’s technology and related products; Mr. Muta’s joining the Company’s executive team and expected duties; the benefits of its AI software and other products and the markets for its products and services; and the impact Palladyne IQ will have on industrial automation; intended future target customers; the extent of interoperability with disparate platforms; and ability to scale production at expected costs. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Palladyne AI’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Palladyne AI is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Palladyne AI has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Palladyne AI and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Palladyne AI with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Palladyne AI Investor Contact:

Exhibit 99.1

Brian S. Siegel, IRC®, M.B.A.

Senior Managing Director

Hayden IR - Chicago

(346) 396-8696 (o)

brian@haydenir.com

IR@palladyneai.com

Palladyne AI Press Contact:

PR@palladyneai.com